SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 29, 2004


                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    0-17072               11-2844247
         --------                    -------               ----------
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)            Identification No.)


100 Sweeneydale Avenue, Bay Shore, New York                   11706
-------------------------------------------                   -----
(Address of principal executive offices)                      (Zip Code)


                                 (631) 434-1300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrnt under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events.

         On February 5, 2004, we entered into an Account Receivable Finance Agreement (the "ARFA") with Spotless Plastics (USA), Inc. in order to increase our liquidity to meet our working capital needs. As of September 24, 2004, the date of the last accounts receivable purchase, Spotless had purchased an aggregate amount of our accounts receivable equaling $4,991,252 for an aggregate purchase price of $4,080,050.

         Spotless has informed us in a letter dated September 29, 2004, that, at this time, it intends to provide only an additional $150,000 in financing to us pursuant to the ARFA. Spotless has also indicated that it does not intend to provide any additional debt or equity financing to us. We are assessing the impact, if any, of Spotless' recent expression of intent. Our board of directors has appointed a special committee consisting of independent director Anthony P. Towell to investigate our alternatives.

         This report contains certain forward-looking statements about us that are based on management's current expectations. Actual results may differ materially as a result of any one or more of the risks identified in our filings under the Securities Exchange Act of 1934. These risks include such factors as our success in increasing revenues and reducing expenses, the frequency and magnitude of environmental disasters or disruptions resulting in the need for our types of services, the effects of new laws or regulations relating to environmental remediation, the competitive environment within our industry, our ability to raise additional capital to fund our activities, our ability to continue as a going concern, our ability to attract and retain qualified personnel and our ability to finance projects.



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Item 9.01      Financial Statements and Exhibits.

10.1 Account Receivable Finance Agreement (Incorporated by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q filed with the Commission on February 10, 2004).










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WINDSWEPT ENVIRONMENTAL GROUP, INC.


                                   By:  /s/ Michael O'Reilly
                                       -----------------------------------------
                                       Michael O'Reilly, Chief Executive Officer


Date:    October 4, 2004